UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2016

                                  Ticket Corp.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       000-55547                 46-1838178
 (State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)

 1135 Terminal Way, Suite 209, Reno, NV                            89502
(Address of principal executive offices)                         (ZIP Code)

        Registrant's telephone number, including area code (775) 352-3936

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (i) George Stewart, CPA ("Stewart"), the independent registered public accounting firm for Ticket Corp. (the "Company"), notified the Company he would be retiring. As a result, effective November 4, 2016 Stewart resigned as the Company's independent registered public accounting firm. The Company's Board of Directors has engaged Fruci & Associates II, PLLC ("Fruci") to serve as the Company's independent registered public accounting firm effective November 4, 2016.

     (ii) The reports of Stewart on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2015 and June 30, 2014, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that the report did include a going concern paragraph.

     (iii) During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period from July 1, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Stewart on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stewart, would have caused Stewart to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

     (iv) During the Company's fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     (v) During the Company's fiscal years ended December 31, 2015 and 2014, and the subsequent interim period from January 1, 2016 to the date of this report, the Company did not consult with Fruci regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     (vi) The Company has provided Stewart with a copy of the disclosures in this report and has requested that Stewart furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stewart agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit
16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1  George Stewart, CPA Letter

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TICKET CORP.


Date: November 7, 2016      By: /s/ Russell Rheingrover
                               ----------------------------------------------
                            Name:  Russell Rheingrover
                            Title: Principal Executive Officer and Director



Date: November 7, 2016      By: /s/ Kristi Ann Nelson
                               ----------------------------------------------
                            Name:  Kristi Ann Nelson
                            Title: Principal Financial Officer and Director

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